EXHIBIT 10.1

AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY
This AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of March 26, 2021, is entered into by and among AIT RECEIVABLES, LLC (“AIT Receivables”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), APPLIED INDUSTRIAL TECHNOLOGIES, INC. (“Applied Industrial”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), REGIONS BANK (“Regions”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender” and together with PNC as a Committed Lender, the “Committed Lenders” or the “Lenders”) and as group agent for the Regions Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent” and together with PNC as Group Agent, the “Group Agents”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, Applied Industrial, as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement as of August 31, 2018 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Original Receivables Financing Agreement”; as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);

WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of August 31, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and
WHEREAS, the parties hereto wish to amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions.
Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.
SECTION 2.Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:
(a)Section 1.01 of the Original Receivables Financing Agreement is hereby amended by deleting the definitions of “Federal Funds Rate” and “LIBOR Termination Date” in their entirety.
(b)Section 1.01 of the Original Receivables Financing Agreement is hereby amended by adding the following definitions of “Delaware LLC Act”, “Division Transaction”, “Erroneous Payment”, “Erroneous Payment Notice”, “FCX”, “NYFRB” and “Overnight Bank Funding Rate” in the applicable alphabetical order:
“Delaware LLC Act” means Chapter 18 of the Delaware Limited Liability Act, 6 Del. C. §§ 18-101 et seq., as amended.
“Division Transaction” shall mean, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, that any such Person (a) divides into two or more Persons or (b) creates or otherwise reorganizes into one or more series, in each case, as contemplated under the laws of the State of Delaware, including without limitation, Section 18-217 of the Delaware LLC Act.
“Erroneous Payment” has the meaning set forth in Section 10.11(a).
“Erroneous Payment Notice” has the meaning set forth in Section 10.11(b).
“FCX” has the meaning set forth in Section 7.01(h).
“NYFRB” means the Federal Reserve Bank of New York.

“Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, the Overnight Bank Funding Rate for such time shall be a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower.
(c)The definition of “Base Rate” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby amended by deleting clause (b) thereof and replacing it in its entirety with the following:
(b) a half percent (0.50%) per annum above the latest Overnight Bank Funding Rate.
(d)The definition of “Delinquent Receivable” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for one hundred twenty one (121) calendar days or more from the original due date for such payment; provided, however, that such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting.
(e)The definition of “Excess Concentration” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Excess Concentration” means the sum of the following amounts, without duplication:
(a)the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of (i) the aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over (ii) the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(b)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors, over (ii) the product of (x) one and one half percent (1.50%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(c)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables as to which any payment, or part thereof, remain unpaid for thirty one (31) to sixty (60) calendar days from the original due date for such payment, over (ii) the product of (x) ten percent (10.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(d)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables as to which any payment, or part thereof, remain unpaid for sixty one (61) to ninety (90) calendar days from the original due date for such payment, over (ii) the product of (x) five percent (5.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(e)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables as to which any payment, or part thereof, remain unpaid for ninety one (91) to one hundred twenty (120) calendar days from the original due date for such payment, over (ii) the product of (x) two and one half percent (2.50%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(f)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that have a due date which is between ninety one (91) to one hundred twenty (120) calendar days after the original invoice date of such Receivable, over (ii) the product of (x) twelve and one half percent (12.50%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(g)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible In-Transit Receivables, over (ii) the product of (x) one percent (1.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus
(h)the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are the federal government of the United States of America or any political subdivision, department, affiliate, agency or other entity thereof (which, for the avoidance of doubt, does not include any state or local government body or any political subdivision, department, affiliate, agency or other entity thereof), over (ii) the product of (x) two percent

(2.00%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
(f)    The definition of “Facility Limit” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Facility Limit” means two hundred fifty million dollars ($250,000,000) as reduced or increased from time to time pursuant to Section 2.02(e). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (a) the Facility Limit at such time, minus (b) the Aggregate Capital.
(g)    The definition of “Loss Horizon Ratio” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Loss Horizon Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed, as of the last day of such Fiscal Month, by dividing: (a) the sum of (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the three (3) most recent Fiscal Months, plus (ii) the product of (x) the sum of the Loss Horizon Terms Component, plus seventeen and one half percent (17.50%), and (y) the aggregate initial Outstanding Balance of all Pool Receivables originated by the Originators during the fourth (4th) most recent Fiscal Month; by (b) the Net Receivables Pool Balance as of such date.
(h)    The definition of “Minimum Funding Threshold” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Minimum Funding Threshold” means an amount equal to the lesser of (a)(i) beginning on the Closing Date until (but not including) June 25, 2021, zero percent (0%) and (ii) on and after June 25, 2021, seventy five percent (75%) of the Facility Limit and (b) the Borrowing Base.
(i)    The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
“Scheduled Termination Date” means March 26, 2024.
(j)    The definition of “Subject Receivable” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:

“Subject Receivable” means any receivable, (i) the originator of which is a Subject Originator or (ii) which relates to FCX originated non-trade commission receivables.
(k)    The first sentence of Section 7.01(u) of the Original Receivables Financing Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

(u)    Fundamental Changes. The Borrower shall not, without the prior written consent of the Administrative Agent and the Majority Group Agents, permit (i) itself to merge or consolidate with or into, or enter into a Division Transaction, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person or (ii) itself to be directly owned by any Person other than an Originator or (iii) any of its issued and outstanding Capital Stock or any of its other equity interests to become subject to any Adverse Claims.
(l)    Article II of the Original Receivables Financing Agreement is hereby amended by deleting Section 2.07 in its entirety.
(m)    Article IV of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 4.06 immediately following the existing Section 4.05 thereof:
SECTION 4.06.    Successor Adjusted LIBOR or LMIR.
(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if the Administrative Agent determines that a Benchmark Transition Event or an Early Opt-in Event has occurred, the Administrative Agent and the Borrower may amend this Agreement to replace Adjusted LIBOR or LMIR, as applicable, with a Benchmark Replacement; and any such amendment will become effective at 5:00 p.m. New York City time on the fifth (5th) Business Day after the Administrative Agent has provided such proposed amendment to all Lenders, so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Majority Group Agents. Until the Benchmark Replacement is effective, each advance, conversion and renewal of a Loan under Adjusted LIBOR or LMIR, as applicable, will continue to bear interest with reference to Adjusted LIBOR or LMIR, as applicable; provided however, during a Benchmark Unavailability Period (i) any pending selection of, conversion to or renewal of a Loan bearing interest under Adjusted LIBOR or LMIR, as applicable, that has not yet gone into effect shall be deemed to be a selection of, conversion to or renewal of the Base Rate with respect to such Loan, (ii) all outstanding Loans bearing interest under Adjusted LIBOR or LMIR, as applicable, shall automatically be converted to the Base Rate at the expiration of the existing Interest Period (or sooner, if Administrative Agent cannot continue to lawfully maintain such affected Loan under Adjusted LIBOR or LMIR, as applicable) and (iii) the component of the Base Rate based upon Adjusted LIBOR or LMIR, as applicable, will not be used in any determination of the Base Rate.
(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes and (iii) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or the Majority Group Agents pursuant to this Section 4.06 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.06.
(d)    Certain Defined Terms. As used in this Section 4.06:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to Adjusted LIBOR or LMIR, as applicable, for U.S. dollar-denominated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of Adjusted LIBOR or LMIR, as applicable, with an alternate benchmark rate for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of Adjusted LIBOR or LMIR, as applicable, with the applicable Benchmark Replacement (excluding such spread adjustment) by the Relevant Governmental Body or (ii) any evolving or then-

prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of Adjusted LIBOR or LMIR, as applicable, for U.S. dollar-denominated credit facilities at such time and (b) which may also reflect adjustments to account for (i) the effects of the transition from Adjusted LIBOR or LMIR, as applicable, to the Benchmark Replacement and (ii) yield- or risk-based differences between Adjusted LIBOR or LMIR, as applicable, and the Benchmark Replacement.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to Adjusted LIBOR or LMIR, as applicable:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely ceases to provide Adjusted LIBOR or LMIR, as applicable; or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to Adjusted LIBOR or LMIR, as applicable:
(1)a public statement or publication of information by or on behalf of the administrator of Adjusted LIBOR or LMIR, as applicable, announcing that such administrator has ceased or will cease to provide Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Adjusted LIBOR or LMIR, as applicable;

(2)a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of Adjusted LIBOR or LMIR, as applicable, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for Adjusted LIBOR or LMIR, as applicable, a resolution authority with jurisdiction over the administrator for Adjusted LIBOR or LMIR, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator for Adjusted LIBOR or LMIR, as applicable, which states that the administrator of Adjusted LIBOR or LMIR, as applicable, has ceased or will cease to provide Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Adjusted LIBOR or LMIR, as applicable; or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of Adjusted LIBOR or LMIR, as applicable, or a Governmental Authority having jurisdiction over the Administrative Agent announcing that Adjusted LIBOR or LMIR, as applicable, is no longer representative.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Adjusted LIBOR or LMIR, as applicable, and solely to the extent that Adjusted LIBOR or LMIR, as applicable, has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced Adjusted LIBOR or LMIR, as applicable, for all purposes hereunder in accordance with Section 4.06 and (y) ending at the time that a Benchmark Replacement has replaced Adjusted LIBOR or LMIR, as applicable, for all purposes hereunder pursuant to Section 4.06.
“Early Opt-in Event” means a determination by the Administrative Agent that U.S. dollar-denominated credit facilities being executed at such time, or that include language similar to that contained in this Section 4.06, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace Adjusted LIBOR or LMIR, as applicable.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
(n)    Section 7.01(h) of the Original Receivables Financing Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(h)    Payments on Receivables, Collection Accounts. The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box; provided, that, with respect to any Receivables, the Originator of which is FCX Performance, Inc. (such Originator, “FCX”; such Receivables, the “FCX Receivables”), up to five percent (5%) of payments related to such FCX Receivables may be remitted into an account that is not a Collection Account; provided, further, that upon notice by the Majority Group Agents to the Borrower that such remittance into an account that is not a Collection Account shall no longer be permitted, the Borrower shall promptly (but in no event later than the thirtieth (30th) calendar day following the date of such notice) (or instruct the Servicer and FCX to) (x) transfer the funds related to the FCX Receivables that are on deposit in an account other than a Collection Account into a Collection Account, (y) no longer deposit such funds into an account other than a Collection Account and (z) instruct the related obligors to deposit any such funds into a Collection Account. The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Borrower, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account (subject to the proviso above). The Borrower (or the Servicer on its behalf) will cause each Collection Account Bank to comply with the terms of each applicable Account Control Agreement. The Borrower shall not permit funds other than Collections on Pool Receivables and other Collateral and remittances of funds for Subject Receivables (subject to the proviso below) to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Borrower (or the Servicer on its behalf) shall, within two (2) Business Days, (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) instruct such Person to no longer deposit any such funds into any such Collection Account. The Borrower will not, and will not permit the Servicer, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds; provided, that, up to twenty percent (20%) of monthly cash receipts will be permitted to be related to the Subject Receivables; provided, further that, upon notice by the Majority Group Agents to the Borrower that such commingling shall no longer be permitted, the Borrower shall promptly (but in no event later than the thirtieth (30th) calendar day following the date of such notice) instruct the Servicer, the related Subject Originator or such other Person to (x) transfer such funds related to the Subject Receivables into an account other than a Collection Account, (y) no longer deposit such funds into any Collection Account and (z) instruct the related obligors to no longer deposit any such funds into any such Collection Account. The Borrower shall only add a Collection Account (or a related Lock-Box) or a Collection Account Bank to those listed on Schedule II to this Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Borrower shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.
(o)    Section 7.01 of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 7.01(aa) immediately following the existing Section 7.01(z):
(aa)    Post-Closing Actions. On or prior to April 26, 2021 (or such later date as may be specified in writing by the Administrative Agent), the Borrower shall (i) enter into and deliver to the Administrative Agent and the Group Agents an executed copy of that certain Deposit Account Control Agreement, by and among the Administrative Agent, the Borrower, the Servicer and KeyBank National Association (the “KeyBank DACA”) and (ii) take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request in connection with the immediately preceding clause (i) (including, but not limited to (A) the delivery of executed copies of the opinions of counsel that would have been required had the KeyBank DACA been executed and delivered on the Closing Date and (B) the transfer of ownership in the Collection Account(s) subject to the KeyBank DACA to the Borrower), in each case, in form and substance satisfactory to the Administrative Agent and the Majority Group Agents. For the avoidance of doubt, the parties hereto agree that, on and after March 26, 2021, the account(s) at KeyBank National Association, as identified on Schedule II to this Agreement, are Collection Account(s) until otherwise notified in writing by the Administrative Agent to the other parties hereto.
(p)    Section 7.02(g) of the Original Receivables Financing Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
(g)    Payments on Receivables, Collection Accounts. The Servicer will at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box; provided, that, with respect to any FCX Receivables, up to five percent (5%) of payments related to such FCX Receivables may be remitted into an account that is not a Collection Account; provided, further, that upon notice by the Majority Group Agents to the Servicer that such remittance into an account that is not a Collection Account shall no longer be permitted, the Servicer shall promptly (but in no event later than the thirtieth (30th) calendar day following the date of such notice) (or instruct FCX to) (x) transfer the funds related to the FCX Receivables that are on deposit in an account other than a Collection Account into a Collection Account, (y) no longer deposit such funds into an account other than a Collection Account and (z) instruct the related obligors to deposit any such funds into a Collection Account. The Servicer will, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool

Receivables or other Collections are received by the Borrower, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account (subject to the proviso above). The Servicer shall not permit funds other than Collections on Pool Receivables and other Collateral and remittances of funds for Subject Receivables (subject to the proviso below) to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Servicer shall, within two (2) Business Days, (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) instruct such Person to no longer deposit any such funds into any such Collection Account. The Servicer will not, and will not permit the Borrower, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds; provided, that, up to twenty percent (20%) of monthly cash receipts will be permitted to be related to the Subject Receivables; provided, further that, upon notice by the Majority Group Agents to the Servicer that such commingling shall no longer be permitted, the Servicer shall promptly (but in no event later than the thirtieth (30th) calendar day following the date of such notice) instruct the Borrower, the related Subject Originator or such other Person to (x) transfer such funds related to the Subject Receivables into an account other than a Collection Account, (y) no longer deposit such funds into any Collection Account and (z) instruct the related obligors to no longer deposit any such funds into any such Collection Account. The Servicer shall only add a Collection Account (or a related Lock-Box) or a Collection Account Bank to those listed on Schedule II to this Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Servicer shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.
(q)    Article X of the Original Receivables Financing Agreement is hereby amended by adding the following as a new Section 10.11 immediately following the existing Section 10.10 thereof:
SECTION 10.11.    Erroneous Payment.
(a)    Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise), individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such

Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.
(b)    Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (i) that is in an amount different than (other than a de minimis difference), or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), or (ii) that was not preceded or accompanied by an Erroneous Payment Notice, it shall be on notice that, in each such case, an error has been made with respect to such Erroneous Payment. Each Lender further agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) that was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c)    The parties hereto hereby agree that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or the Servicer, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or the Servicer for the purpose of making such Erroneous Payment.
(d)    Each party’s obligations under this Section 10.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) and the Servicer’s obligations (or any portion thereof) under any Transaction Document.
(r)    Schedule I to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.
(s)    Schedule II to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.
(t)    Schedule III to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit C attached hereto.
SECTION 3.    Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows: the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;
(b)    no event has occurred and is continuing, or would result immediately after giving effect to this Amendment, that constitutes an Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement; and
(c)    (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
SECTION 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment, (ii) the Amendment No. 2 to Purchase and Sale Agreement, dated as of the date hereof, by and among AIT Receivables, as buyer, the Servicer, and the Originators (as defined therein), and acknowledged and agreed to by the Administrative Agent and the Group Agents, (iii) the Amended and Restated Fee Letter, dated as of the date hereof, by and among the Administrative Agent, the Group Agents, the Lenders and the Structuring Agent, and acknowledged and agreed to by the Borrower, (iv) the Joinder Agreement, dated as of the date hereof, by and among FCX Performance, Inc. (“FCX”) and Applied Maintenance Supplies & Solutions, LLC (“Applied Maintenance”), each as an additional originator (FCX and Applied Maintenance, each in such capacity, an “Additional Originator” and collectively, the “Additional Originators”), and consented to by AIT Receivables, as the buyer, and acknowledged by the Administrative Agent, the Group Agents and the Servicer, (v) the First Amendment Agreement, dated as of the date hereof, by and among Applied Industrial, as borrower, KeyBank National Association, as the administrative agent and as a lender, and the other lenders party thereto, (vi) Amendment No. 1 to Amended and Restated Note Purchase and Private Shelf Agreement, dated as of the date hereof, by and among Applied Industrial, PGIM, Inc. and the Existing Holders (as defined therein) party thereto, (vii) with respect to each of the Borrower, the Servicer, Applied Industrial Technologies - CA LLC (“AIT - CA”), Applied Industrial Technologies - Dixie, Inc. (“AIT - Dixie”) and Applied Industrial Technologies -- PA LLC (“AIT -- PA”; collectively with the Borrower, the Servicer, AIT - CA and AIT - Dixie, each, an “Existing Applied Party” and collectively, the “Existing Applied Parties”), a certificate of the Secretary or Assistant Secretary of such Existing Applied Party, dated as of the date hereof, attaching a certified copy of the Certificate of Formation or the Certificate of Incorporation, as applicable, the limited liability company agreement or the bylaws, as applicable, the resolutions or unanimous written consent, a good standing certificate issued as of a recent date acceptable to the Administrative Agent by the Secretary of State of the applicable state of formation and an incumbency certificate, in each case, of such Existing Applied Party, in form and substance acceptable to the Administrative Agent, and (viii) with respect to each Additional Originator, (A) the Subordinated Note, dated as of the date hereof, by AIT Receivables, as the buyer, in favor of such Additional Originator, (B) a certificate of the Secretary or Assistant Secretary of such Additional Originator, dated as of the date hereof, attaching a certified copy of the Certificate of Formation or the Certificate of Incorporation, as applicable, the limited liability company agreement or the bylaws, as applicable, the resolutions or unanimous written consent, a good standing certificate issued as of a recent date acceptable to the Administrative Agent by the Secretary of State of the State of Ohio and an incumbency certificate, in each case, of such Additional Originator, in form and substance acceptable to the Administrative Agent, and (C) a certificate from an Officer of such Additional Originator, dated as of the date hereof, certifying as to the placement of a legend on certain reports, in form and substance acceptable to the Administrative Agent (collectively, the “Amendment Documents”).
(b)    The Administrative Agent shall have received evidence of the filing of (i) with respect to each Additional Originator, the UCC-1 Financing Statement naming such Additional Originator as seller/debtor, the Borrower as buyer/assignor and the Administrative Agent as secured party/total assignee for filing with the Secretary of State of the State of Ohio, in form and substance acceptable to the Administrative Agent and (ii) any UCC-3 Financing Statement Amendments as the Administrative Agent shall have reasonably requested on or prior to the date hereof.

(c)    The Administrative Agent and each Group Agent shall have received favorable opinions addressed to the Administrative Agent and each Group Agent, in form and substance satisfactory to the Administrative Agent and such Group Agents, from counsels to the Additional Originators covering certain corporate, enforceability, security interest, Ohio law, true sale and nonconsolidation matters as may be reasonably requested by the Administrative Agent and/or a Group Agent.
(d)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.
(e)    PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group and Regions Bank, as a Committed Lender and as the Group Agent for the Regions Group, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(f)    No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.
SECTION 5.    Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7.    Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8.    Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.

SECTION 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.    Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 11.    Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
AIT RECEIVABLES LLC,
as the Borrower
By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
APPLIED INDUSTRIAL TECHNOLOGIES, INC.,
as the Servicer
By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
By: /s/ Fred D. Bauer
Name: Fred D. Bauer
Title: Vice President - General Counsel & Secretary

Amendment 1 to RFA (AIT)

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:

APPLIED INDUSTRIAL TECHNOLOGIES, INC.,
as the Performance Guarantor
By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
Amendment 1 to RFA (AIT)

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as the Group Agent for the PNC Group
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President

Amendment 1 to RFA (AIT)

REGIONS BANK, as the Group Agent for the Regions Group
By: /s/ Cecil Noble
Name: Cecil Noble
Title:      Managing Director
REGIONS BANK,
as a Committed Lender
By: /s/ Cecil Noble
Name: Cecil Noble
Title:     Managing Director

Amendment 1 to RFA (AIT)

Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC,
as the Structuring Agent
By: /s/ Michael Brown
Name: Michael Brown
Title:     Managing Director

Amendment 1 to RFA (AIT)

Exhibit A to Amendment 1 to RFA
SCHEDULE I
Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Committed Lender	$200,000,000
PNC	Group Agent	N/A

Regions Group
Party	Capacity	Maximum Commitment
Regions Bank	Committed Lender	$50,000,000
Regions Bank	Group Agent	N/A

Exh. A-1

Exhibit B to Amendment 1 to RFA
SCHEDULE II
Lock-Boxes, Collection Accounts and Collection Account Banks

Collection Account Bank	Lock-Box	Collection Account
JPMorgan Chase Bank, N.A.	LBX # [ redacted ]	[ redacted ]
LBX # [ redacted ]
LBX # [ redacted ]
LBX # [ redacted ]
LBX # [ redacted ]
LBX # [ redacted ]
KeyBank National Association	[ redacted ]	[ redacted ]

Exh. B-1

Exhibit C to Amendment 1 to RFA
SCHEDULE III
Notice Addresses
(A)in the case of the Borrower, at the following address:
AIT Receivables LLC
One Applied Plaza, MS-4
Cleveland, Ohio 44115
Attention: Ryan Cieslak
Telephone: (216) 426-4887
Facsimile: (216) 426-4826
Email: rcieslak@applied.com
(B)in the case of the Servicer, at the following address:
Applied Industrial Technologies, Inc.
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
(C)in the case of PNC or the Administrative Agent, at the following address:
PNC Bank, National Association
The Tower at PNC Plaza
300 Fifth Avenue, 11th Floor
Pittsburgh, PA 15222
Attention: Brian Stanley
Telephone: (412) 768-2001
Facsimile: (412) 803-7142
Email: brian.stanley@pnc.com
ABFAdmin@pnc.com
(D)in the case of Regions Bank, at the following address:
Regions Bank
1180 West Peachtree Street NW, Suite 1000
Atlanta, GA 30309
Attention: Cecil Noble
Telephone: (404) 221-4571
Email: cecil.noble@regions.com; regionsbusinesscapital@regions.com
Exh. C-1

(E)in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.
Exh. C-2